UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

Boyd Gaming Corporation

(Exact name of registrant as specified in its charter)

Nevada	1-12882	88-0242733
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 792-7200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 16, 2006, Ellis Landau, our Chief Financial Officer, notified the Board of Directors of his intention to retire effective May 31, 2006. Effective June 1, 2006, the Board of Directors elected Paul Chakmak as our Executive Vice President, Chief Financial Officer and Treasurer.

Mr. Chakmak, 41, joined us in February 2004 as Senior Vice President — Finance and Treasurer. Mr. Chakmak served from June 1987 to February 2004 in various positions with CIBC World Markets, the last of which was as managing director. CIBC World Markets is the the global investment banking arm of Canadian Imperial Bank of Commerce (CIBC), a leading North American financial institution.

A copy of the press release announcing Mr. Landau’s retirement and Mr. Chakmak’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: February 21, 2006	By:	/s/ Ellis Landau
Ellis Landau Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release.

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